Principal Variable Contracts Funds, Inc.

Supplement dated November 2, 2016
to the Statutory Prospectus dated May 1, 2016
(as supplemented on June 17, 2016, June 30, 2016, and July 29, 2016)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

GENERAL INFORMATION ABOUT AN ACCOUNT
Under Purchase of Account Shares, delete the MidCap Account section and replace with the following:
MidCap Account
Effective as of the close of the New York Stock Exchange on August 15, 2013, the MidCap Account (the “Account”) will no longer be available for purchases from new contract holders of variable products invested in the Account.

•	Contract holders as of August 15, 2013, may continue to select this investment option.

•	Funds of funds may continue to invest in the Account.

•	Investors who have a direct investment in the MidCap Strategy may, subject to the approval of the Distributor, purchase shares in the Account.
At the sole discretion of the Distributor, the Account may permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice.